UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-1004
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 24, 2005 (October 24, 2005)
ARKANSAS BEST CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-19969	71-0673405

(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation or
organization)
3801 Old Greenwood Road
Fort Smith, Arkansas 72903
(479) 785-6000

(Address, including zip code, and telephone number, including area code, of the registrant’s principal executive offices)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 — RESULTS OF OPERATIONS AND FINANCIAL CONDITION
ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
Press Release

ITEM 2.02 — RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On October 24, 2005, Arkansas Best Corporation (“the Company”) issued a press release announcing its third quarter 2005 results. The press release contains a reconciliation of GAAP earnings and earnings per share to non-GAAP financial measures of earnings and earnings per share. Management believes the non-GAAP financial measure is useful to investors in understanding the Company’s results of operations, because it provides a more comparable measure of earnings and earnings per share. A copy of the press release is attached as an exhibit to this Report on Form 8-K.
ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS
99.1 Press release of Arkansas Best Corporation dated October 24, 2005.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
ARKANSAS BEST CORPORATION

(Registrant)

Date: October 24, 2005	/s/	David E. Loeffler

David E. Loeffler,
Vice President — Chief Financial Officer and Treasurer

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